                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2001


                                  TICKETMASTER
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-25041                   95-4546874
------------------------------    ----------------           -------------------
 (State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)                Number)               Identification No.)


            3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA   90010
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (213) 381-2000




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ITEM 5.    OTHER EVENTS.

          On July 24, 2001, the Registrant issued a press release announcing its results for the quarter ended June 30, 2001. The full text of the press release, other than the last sentence of the second paragraph under the heading "Ticketing Operations" therein, the last two sentences of the fifth paragraph under the heading "City Guide" therein and the last sentence of the sixth paragraph under the heading "City Guide" therein, which is set forth in Exhibit
99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.


EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Press Release dated July 24, 2001

99.2             Guidance Information

ITEM 9.    REGULATION FD DISCLOSURE

           The following are not filed but are furnished pursuant to Regulation
FD: (a) the last sentence of the second paragraph under the heading "Ticketing Operations," the last two sentences of the fifth paragraph under the heading "City Guide" and the last sentence of the sixth paragraph under the heading "City Guide" of the press release, appearing in Exhibit 99.1 hereto; and (b) the guidance information appearing as Exhibit 99.2 hereto.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 24, 2001                        TICKETMASTER



                                            By:  /s/ JOHN PLEASANTS
                                                 -----------------------
                                                 John Pleasants
                                                 Chief Executive Officer


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




INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Press Release dated July 24, 2001

99.2             Guidance Information


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